                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            COHERENT, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 20, 1996

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of COHERENT, INC. (the "Company"), a Delaware corporation, will be held on March 20, 1996 at 5:30 p.m., local time, at the Company's principal offices located at 5100 Patrick Henry Drive, Santa Clara, California, for the following purposes:

    1. To elect six directors to serve for the ensuing year and until their successors are duly elected (Proposal One);

    2. To ratify the adoption of the 1995 Stock Plan pursuant to which 1,250,000 shares of Common Stock are reserved for issuance (Proposal Two);

    3. To approve the amendment of the 1990 Directors' Stock Option Plan to (i) increase the number of shares reserved for issuance thereunder to by 50,000 shares to an aggregate of 150,000 shares of Common Stock and (ii) provide for the automatic acceleration of vesting of outstanding options in the event of a merger or asset sale (Proposal Three);

    4. To ratify the appointment of Deloitte & Touche LLP as independent public accountants to the Company for the 1996 fiscal year (Proposal Four); and

    5. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Stockholders of record at the close of business on January 22, 1996 are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          Larry W. Sonsini
                                          SECRETARY

Santa Clara, California
January 29, 1996

                             YOUR VOTE IS IMPORTANT
IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                                  COHERENT, INC.
             [LOGO]                               5100 PATRICK HENRY DRIVE
                                                  POST OFFICE BOX 54980
                                                  SANTA CLARA
                                                  CALIFORNIA 95056-0980
                                                  TEL. 408-764-4000
                                                  FAX. 408-764-4800

Dear Stockholder:

    You are cordially invited to attend Coherent's 1995 Annual Meeting of Stockholders to be held on Wednesday, March 20, 1996 at 5:30 p.m. at the Company's headquarters at 5100 Patrick Henry Drive, Santa Clara, California.

    In addition to re-electing our Board of Directors and ratifying the appointment of Deloitte & Touche as auditors, we are asking you to vote in favor of two stock option matters that are essential to our ability to achieve our corporate goals:

    - The first is approval of the 1995 Stock Option Plan, whereby 1,250,000 shares of Common Stock will be reserved for issuance upon the exercise of stock options. These shares will be used in attracting, motivating and retaining talented, top-quality people. We believe that stock options are an essential method of rewarding employees and consultants for their performance and for business successes reflected in stock price appreciation, which is to all stockholders' benefit. It should be noted that we have not asked for an increase in stock options since 1990 and we expect these shares to be sufficient for another four years at current levels.

    - We are also asking you to vote in favor of an amendment to the 1990 Directors Stock Option Plan which will increase the number of shares reserved for issuance thereunder by 50,000 to a total of 150,000 shares of Common Stock. No shares have been added to this plan since its adoption in 1990. The amount of money that we pay our directors is not by itself sufficient, in our view, to compensate them for the many hours of service they provide Coherent. Under the terms of this plan, each non-employee director is granted an option for 2,500 shares per year, which is not exercisable until five years following the date of grant. Since we have four directors that fall into this category, we expect this amendment to be sufficient for five years.

    These proxy matters are important to the Company's future. Details are provided in the enclosed Proxy Statement. Once you've read through this information, I urge you to complete and mail your proxy vote. Your prompt response would be very much appreciated.

                                          Sincerely,

                                                         [LOGO]
                                          James L. Hobart, Ph.D.
                                          Chairman and Chief Executive Officer

                   Laser Excellence and Innovation Since 1966

                                 COHERENT, INC.
                            5100 PATRICK HENRY DRIVE
                         SANTA CLARA, CALIFORNIA 95054

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of COHERENT, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Company's principal offices located at 5100 Patrick Henry Drive, Santa Clara, California on March 20, 1996 at 5:30 p.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number at the address above is (408) 764-4000. These proxy solicitation materials were mailed on or about January 29, 1996 to all stockholders entitled to vote at the meeting.

RECORD DATE AND SHARE OWNERSHIP

    Stockholders of record at the close of business on January 22, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. At the Record Date, 10,974,960 shares of the Company's Common Stock, $.01 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Scott H. Miller, General Counsel) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

    On all matters other than the election of directors, each share has one vote. See "Election of Directors -- Vote Required."

    The cost of this solicitation will be borne by the Company. The Company has retained the services of D.F. King & Co., Inc. (the "Solicitor") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay the Solicitor a fee not to exceed $3,500 for its services and will reimburse the Solicitor for certain out-of-pocket expenses estimated to be $5,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The Company's Bylaws provide that stockholders holding a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date shall constitute a quorum at meetings of stockholders. Shares that are voted "FOR," "AGAINST" or "WITHHELD" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as "entitled to vote on the subject matter" (the "Votes Cast") at the Annual Meeting and with respect to such matter.

    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter (other than the election of directors). Accordingly, with the exception of the proposal for the election of directors abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no inpact once a quorum exists.

    In a 1988 Delaware case, BERLIN V. EMERALD PARTNERS, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    The Company currently intends to hold its 1997 Annual Meeting of Stockholders in March 1997 and to mail proxy statements relating to such meeting in February 1997. Proposals of stockholders of the Company that are intended to be presented by such stockholders at that meeting must be received by the Company no later than October 1, 1996 and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of the Record Date certain information with respect to the beneficial ownership of the Company's Common Stock by (i) any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the

"Exchange Act")) known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, (ii) each director and each nominee for director to the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all executive officers and directors of the Company as a group.

                                                                                  NUMBER OF    PERCENT
NAME AND ADDRESS                                                                   SHARES     OF TOTAL
- -------------------------------------------------------------------------------  -----------  ---------
James L. Hobart (1)............................................................      239,521      2.18%
Henry E. Gauthier (2)..........................................................      105,885      *
Robert J. Quillinan (3)........................................................       39,715      *
Bernard Couillaud (4)..........................................................       20,075      *
Robert M. Gelber (5)...........................................................       12,722      *
Frank P. Carrubba (6)..........................................................        5,000      *
Thomas Sloan Nelsen (7)........................................................        6,000      *
Charles W. Cantoni (8).........................................................        2,500      *
Jerry E. Robertson (9).........................................................        2,500      *
All directors and executive officers as a group (9 persons) (10)...............      432,968      3.95%

- ------------------------
  * Represents less than 1%.

 (1) Includes 2,700 shares held of record by members of Mr. Hobart's family, as to which shares he disclaims beneficial ownership. Also includes 25,000 shares issuable upon exercise of options which are currently exercisable or will become exercisable within 60 days of the Record Date.

 (2) Includes 11,000 shares issuable upon exercise of options held by Mr. Gauthier which are currently exercisable or will become exercisable within 60 days of the Record Date.

 (3) Includes 12,000 shares issuable upon exercise of options held by Mr. Quillinan which are currently exercisable or will become exercisable within 60 days of the Record Date.

 (4) Includes 15,500 shares issuable upon exercise of options held by Mr. Couillaud which are currently exercisable or will become exercisable within 60 days of the Record Date.

 (5) Includes 3,032 shares issuable upon exercise of options held by Mr. Gelber which are currently exercisable or will become exercisable within 60 days of the Record Date.

 (6)  Includes  5,000  shares issuable  upon  exercise  of options  held  by Mr.
    Carrubba which are currently exercisable or will become exercisable within 60 days of the Record Date.

 (7) Includes 5,000 shares issuable upon exercise of options held by Dr. Nelsen which are currently exercisable or will become exercisable within 60 days of the Record Date.

 (8) Includes 2,500 shares issuable upon exercise of options held by Mr. Cantoni which are currently exercisable or will become exercisable within 60 days of the Record Date.

 (9) Includes 2,500 shares issuable upon exercise of options held by Mr. Robertson which are currently exercisable or will become exercisable within 60 days of the Record Date.

(10) At the Record Date, executive officers and directors of the Company as a group (9 persons) held options to purchase an aggregate of 238,532 shares of Common Stock, representing approximately 26.41% of outstanding options at that date. The numbers set forth in this table include an aggregate of 81,532 shares which are currently exercisable or will become exercisable within 60 days of such date.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

    A board of six directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. Each nominee has consented to be named a nominee in the proxy statement and to continue to serve as a director if elected. In the event that any nominee becomes unable or declines to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

    The names of the nominees, all of whom are currently directors of the Company, and certain information about them as of January 22, 1996, are set forth below.

                                                            DIRECTOR
NAME OF NOMINEE                                    AGE        SINCE                   PRINCIPAL OCCUPATION
- ---------------------------------------------      ---      ---------  ---------------------------------------------------
James L. Hobart..............................          62     1966     Chairman of the Board of Directors and Chief
                                                                        Executive Officer of the Company
Henry E. Gauthier............................          55     1983     President and Chief Operating Officer of the
                                                                        Company
Charles W. Cantoni (1)(2)....................          60     1983     Vice President, Marketing of Quinton Instrument Co.
Frank P. Carrubba (1)(2).....................          58     1989     Chief Technical Officer, Phillips Electronics N.V.
Thomas Sloan Nelsen (1)(2)...................          69     1983     Retired Professor of Surgery, Stanford University
                                                                        School of Medicine
Jerry E. Robertson (1)(2)....................          63     1994     Retired Executive Vice President, 3M Life Sciences
                                                                        Sector and Corporate Services

- ------------------------
(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There is no family relationship between any director or executive officer of the Company.

    Mr. Cantoni is Vice President, Marketing of Quinton Instrument Co., a manufacturer of medical instrumentation products, a position he has held since October 1994. From August 1988 until September 1994 he was President of ImageComm Systems, Inc., a value added reseller of medical image processing systems.

    Dr. Robertson retired from 3M in 1994. He is a member of the board of directors of five public companies: Manor Care, Inc., Cardinal Health, Inc., Haemonetics Corporation, Steris Corporation and Life Technologies, Inc.

VOTE REQUIRED

    Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled. Alternatively, a stockholder may distribute his or her votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder's votes.

    If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                           THE NOMINEES LISTED ABOVE

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of five (5) meetings during the fiscal year ended September 30, 1995. No director serving during such fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has two committees, the Audit Committee and the Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

    The Audit Committee of the Board of Directors, which consists of directors Carrubba, Cantoni, Nelsen and Robertson, held one (1) meeting during the last fiscal year. The Audit Committee recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

    The Compensation Committee of the Board of Directors consists of directors Carrubba, Cantoni, Nelsen and Robertson, and held one (1) meeting during the last fiscal year. The Compensation Committee reviews and approves the Company's executive compensation policy and grants stock options to employees of the Company, including officers pursuant to the Company's stock option plans.

DIRECTOR COMPENSATION

    Members of the Board of Directors who are not employees of the Company receive $8,000 per year, plus $500 per meeting attended and are reimbursed for their expenses incurred in attending meetings of the Board of Directors.

    The Company's 1990 Directors' Stock Option Plan (the "Directors' Option Plan") was adopted by the Board of Directors on December 8, 1989 and was approved by the stockholders on March 29, 1990. The Directors' Option Plan provides for the automatic and nondiscretionary grant of a non-statutory stock option to purchase 10,000 shares of the Company's Common Stock to each non-employee director on the later of the effective date of the Directors' Option Plan or the date on which such person becomes a director. Thereafter, each non-employee director will be automatically granted a nonstatutory stock option to purchase 2,500 shares of Common Stock on the date of and immediately following each Annual Meeting of Stockholders at which such non-employee director is re-elected to serve on the Board of Directors, if, on such date, he or she has served on the Board for at least three months. Such plan provides that the exercise price shall be equal to the fair market value of the Common Stock on the date of grant of the options.

    Three non-employee directors have been granted options to purchase 22,500 shares of the Company's Common Stock under such plan at a weighted average exercise price of $14.82. One non-employee director has been granted options to purchase 12,500 shares of the Company's Common Stock under such plan at a weighted average exercise price of $15.70 per share. As of the Record Date, 32,500 shares had been issued on exercise of such options. The following table shows, as to each non-employee director, information concerning options exercised under the Directors' Option Plan during the last fiscal year:

                      OPTION EXERCISES IN LAST FISCAL YEAR

                                                                      SHARES ACQUIRED       VALUE
NAME                                                                    ON EXERCISE      REALIZED (1)
- --------------------------------------------------------------------  ---------------  ----------------
Charles W. Cantoni..................................................        12,500      $   179,375.00
Frank Carrubba......................................................        10,000      $   251,250.00
Thomas Sloan Nelsen.................................................        10,000      $   155,625.00

- ------------------------
(1) The market value of underlying securities is based on the closing price of the Company's Common Stock on the date of exercise.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is composed of Directors Carrubba, Cantoni, Nelsen and Robertson. During the last fiscal year, the Company paid Dr. Thomas Nelsen $60,000 in consulting fees. Dr. Nelsen has more than 40 years of experience as a physician and, before his retirement, was a Professor of Surgery at Stanford University School of Medicine. Utilizing this experience, Dr. Nelsen has worked closely with the Company in developing and refining new laser products for the medical field. Management believes that this arrangement is at least as favorable as could be negotiated with an outside consultant.

                                  PROPOSAL TWO
                        ADOPTION OF THE 1995 STOCK PLAN

INTRODUCTION

    On October 26, 1995 the Board of Directors approved the adoption of the 1995 Stock Plan (the "Stock Plan") and reserved 1,250,000 shares of Common Stock for issuance thereunder. As of January 15, 1996, no options or stock purchase rights had been granted pursuant to the Stock Plan. At the Annual Meeting, the stockholders are being asked to ratify the adoption of the Stock Plan and the reservation of 1,250,000 shares of Common Stock for issuance thereunder.

    Management believes that the proposed increase to the Stock Plan is necessary to allow the Company to continue to attract, motivate and retain talented, top-quality people. The Board believes that stock options are an essential method of rewarding employees and consultants for their performance and the Company's business success. The Board has not asked the stockholders for an increase in the number of shares reserved for grant since 1990. Management believes that the proposed increase will be sufficient to meet the Company's requirements for another three to four years.

    The material features of the 1995 Stock Plan are outlined below:

SUMMARY OF THE 1995 STOCK PLAN

    GENERAL. The Stock Plan provides for the grant options and rights to purchase shares of the Company's Common Stock to employees (including officers) and consultants. Options granted under the Stock Plan may either be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board of Directors or a committee designated by the Board.

    PURPOSE. The general purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business.

    ADMINISTRATION. The Stock Plan is administered by the Board of Directors ("Board") or a committee designated by the Board ("Committee"), as may be necessary to comply with the rules governing plans intended to qualify as discretionary grant plans under Rule 16b-3.

    ELIGIBILITY. The Stock Plan provides that nonstatutory stock options and stock purchase rights may be granted to employees (including officers) and consultants of the Company and its majority-owned subsidiaries. Incentive stock options may be granted only to employees. The Board or the Committee shall determine which eligible persons shall be granted options.

    GRANT LIMITATION. The Stock Plan provides that no employee shall be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 250,000 shares of Common Stock. An employee may also be granted options and stock purchase rights in connection with his or her initial employment to purchase up to 250,000 shares, an amount that is not to be counted against the annual limit of the preceding sentence.

    EXERCISE PRICE. The exercise price of options and stock purchase rights granted under the Stock Plan is determined by the Board or the Committee and must not be less than 100% of the fair market value of the Company's Common Stock at the time of grant. Incentive stock options granted to stockholders owning more than 10% of the voting stock of the Company, if any, are subject to the additional restriction that the exercise price per share of each option must be at least 110% of the fair market value at the time of grant.

    EXERCISE OF OPTIONS AND RIGHTS. Options become exercisable at such times as are determined by the Board or the Committee and are set forth in the individual option agreements. Generally, options granted to newly hired employees vest as to 20% per year over a five (5) year period. Subsequent options which are granted to existing employees generally vest as to 100% of the shares on the third or fourth anniversary date of the date of grant, such that the vesting of any previously granted option has been completed. An option is exercised by giving written notice to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price. The method of payment of the exercise price for the shares purchased upon exercise of an option shall be determined by the Board or the Committee.

    TERMINATION. The Stock Plan gives the Board or the Committee the authority to vary the terms of the individual option agreements. However, generally, if the optionee ceases to be an employee or consultant for any reason other than death or disability, then the optionee shall have the right to exercise an existing unexercised option within three (3) months after the date of termination. If such termination is due to death or disability within the meaning of Section 422(c) of the Code, the optionee (or the optionee's legal representative) shall have the right to exercise an existing unexercised option at any time within twelve (12) months of the termination date. In no event shall an option be exercisable beyond the option term.

    TERMINATION OF OPTIONS. Options granted under the Stock Plan expire as determined by the Board or Committee, but in no event later than ten (10) years from date of grant. No option may be exercised by any person after its expiration.

    NONTRANSFERABILITY OF  OPTIONS.    An  option  is  non-transferable  by  the
optionee other than by will or laws of descent and distribution, and is exercisable during an optionee's lifetime only by the optionee.

    STOCK PURCHASE RIGHTS. The Stock Plan permits the Company to grant rights to purchase Common Stock either alone or in tandem with other awards granted under the Stock Plan and/or cash awards made outside the Stock Plan. The Board or the Committee determines who may be granted a stock purchase right, the number of shares to be offered, the price to be paid and the time within which the offeree must accept such offer which may not exceed six (6) months. The offer of a stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the offeree and the payment of the purchase price of the shares. Unless the Board or Committee determines otherwise, the restricted stock purchase agreement will give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser and may be paid be cancellation of indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate fixed by the Board or Committee. A stock purchase right is nontransferable by the offeree, other than by will or the laws of descent and distribution.

    ADJUSTMENTS UPON CHANGE IN CAPITALIZATION. The number of shares covered by each outstanding option or stock purchase right, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a change in the Company's capitalization, such as a stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company.

    TRANSFER OF CONTROL. In the event that the Company is a participant in any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by a successor corporation. If such options and stock purchase rights are not assumed, they become fully exercisable prior to the closing of such merger or consolidation. Any option or stock purchase right which is neither assumed nor exercised as of the date of such merger or consolidation will terminate upon the effectiveness thereof.

    AMENDMENT OR TERMINATION OF THE STOCK PLAN. The Board may amend, alter, suspend or terminate the Stock Plan or any part thereof from time to time, with respect to any shares at such time not subject to options or stock purchase rights; provided, however, that without the approval of a majority of the Company's stockholders, no amendment may (a) increase the number of shares reserved for issuance under the Stock Plan, (b) change the designation of the class of persons eligible to receive options and stock purchase rights, or (c) amend the provisions to defeat the stated purpose. In any event, the Plan shall terminate ten (10) years from its approval by the stockholders of the Company.

FEDERAL INCOME TAX INFORMATION

    STOCK  OPTIONS.    Options  granted  under  the  Stock  Plan  may  be either
"incentive  stock  options,"  as  defined  in  section  422  of  the  Code,   or
nonstatutory options.

    An optionee who is granted an incentive stock option will not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

    All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured by the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a deduction in the same amount as ordinary income recognized by the employee. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as provided above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    RESTRICTED STOCK. A purchaser of restricted stock recognizes ordinary income equal to the difference between the purchase price, if any, and the fair market value of the shares (the "spread") as any right of the Company to repurchase the shares at the original purchase price lapses (that is, as the stock "vests"). Under current federal tax law, the purchaser may elect to include the spread in ordinary income at the time of grant. Any subsequent gain or loss upon resale of the shares by the purchaser is treated as long or short-term capital gain or loss, depending on how long the shares are held. The Company is entitled to a federal tax deduction in the same amount and at the same time as the purchaser realizes ordinary income.

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE EMPLOYEE OR CONSULTANT AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE STOCK PLAN AND DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN OPTIONEE'S OR PURCHASER'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

REQUIRED VOTE

    The ratification of the adoption of the 1995 Stock Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote on this proposal at the meeting. An abstention is not an affirmative vote, and therefore, will have the same effect as a vote against the proposal. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
         RATIFICATION OF THE ADOPTION OF THE COMPANY'S 1995 STOCK PLAN

                                 PROPOSAL THREE
               AMENDMENT TO THE 1990 DIRECTORS' STOCK OPTION PLAN

INTRODUCTION

    The Company's Board of Directors and stockholders have previously adopted and approved the 1990 Directors' Stock Option Plan (the "Directors' Option Plan"). A total of 100,000 shares of Common Stock are presently reserved for issuance under the Directors' Option Plan of which 32,500 shares have been issued upon exercise of options, 47,500 shares of which are reserved for issuance upon exercise of outstanding options and 20,000 shares of which remain available for future grant. On October 26, 1995 the Board of Directors authorized an amendment to the Directors' Option Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 shares to an aggregate of to 150,000 shares and provide for the automatic acceleration of vesting of outstanding options in the event of a merger or asset sale.

    The Board of Directors believes that the proposed amendment is necessary to allow the Company to continue to attract and retain the best available people for service as directors and to compensate them for their many hours of service. The Board has not asked the stockholders for an increase in the number of shares reserved for grant since 1990, and believes that the proposed increase will be sufficient to meet the Company's requirements for the next five years.

    The material features of the Directors' Option Plan are outlined below:

SUMMARY OF DIRECTORS' OPTION PLAN

    PURPOSE. The purposes of the Directors' Option Plan are to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the non-employee directors and to encourage their continued service on the Board.

    ADMINISTRATION. The Directors' Option Plan is designed as an automatic grant plan which generally does not require administration. However, if necessary, it will be administered by a committee designated by the Board of Directors.

    PROCEDURE FOR GRANTS. The Directors' Option Plan provides for the grant of nonstatutory options to non-employee directors of the Company. Each such director is granted an option to purchase 10,000 shares of Common Stock on the date on which such person first becomes a director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy. Thereafter, on the date of and immediately following each Annual Meeting of Stockholders at which such non-employee director is re-elected, each non-employee director shall be granted an option to purchase 2,500 shares of Common Stock if, on such date, he shall have served on the Company's Board of Directors for at least three (3) months. The Directors' Option Plan provides for the number of shares which are included in any grant and the method of making a grant but does not provide for a maximum number of option shares that may be granted to any one non-employee director.

    TERMS OF OPTIONS. Options granted under the Directors' Option Plan have a term of six (6) years. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted.

    EXERCISE OF OPTION. The initial option grant becomes exercisable cumulatively to the extent of twenty-five percent (25%) of the shares subject to the option on each of the first four anniversaries of the date of grant. Subsequent option grants are exercisable in full on the fifth anniversary of the date of grant. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, exchange of shares of the Company's Common Stock or a combination thereof.

    OPTION PRICE. The option price is 100% of the fair market value of the Company's Common Stock on the date of grant. The Board of Directors of the Company determines such fair market value based upon the closing price of the Common Stock in the Nasdaq National Market on the date the option is granted.

    TERMINATION OF STATUS AS A DIRECTOR. If an optionee ceases to be a director of the Company for any reason other than death or disability, vesting of the option shall cease as of the date of termination. Thereafter, the option may be exercised within two hundred and ten (210) days as to all or part of the shares that the optionee was entitled to exercise at the date of termination. If such termination is due to death or disability, within the meaning of Section 22(e)(3) of the Code, the optionee (or the optionee's legal representative) shall have the right to exercise an existing unexercised option at any time within one (1) year of the termination date, but only to the extent that the option would have been exercisable had the optionee continued living and remained a director of the Company for six (6) months after death. If an optionee should die within three (3) months after ceasing to serve as a director of the Company, the option may be exercised within one (1) year after death to the extent the option was exercisable on the date of such termination. In no event may an option be exercised after its six (6) year term has expired.

    SUSPENSION OR TERMINATION OF OPTIONS. No option is exercisable by any person after the expiration of six (6) years from the date the option was granted. If the Chief Executive Officer or his designee reasonably believes that an optionee has committed an act of misconduct, the Chief Executive Officer may suspend the optionee's right to exercise any option pending a determination by the Board of Directors (excluding the director accused of such misconduct). If the Board of Directors (excluding the director accused of such misconduct) determines an optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the director accused of such misconduct) shall act fairly and shall give the optionee an opportunity to appear and present evidence on the optionee's behalf at a hearing before a committee of the Board.

    NONTRANSFERABILITY OF OPTIONS. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION. The number of shares covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted in the event of any change, such as a stock split, in the Company's capitalization. In the event of a stock dividend, each optionee shall be entitled to receive, upon exercise of the option, the equivalent of any stock dividend which the optionee would have received had he or she been, on the record date for such dividend, the holder of record of the shares purchasable upon such exercise.

    TRANSFER OF CONTROL. As amended, the Directors' Option Plan provides that in the event of the sale of all or substantially all of the Company's assets or the merger of the Company with or into another corporation, outstanding options shall be assumed or an equivalent option substituted by such successor corporation. If such options are not assumed, they become fully exercisable prior to the closing of such merger or consolidation. Any options which are neither assumed nor exercised as of the date of such merger or consolidation shall terminate upon the effectiveness thereof.

    AMENDMENT AND TERMINATION. The Board of Directors may terminate the Directors' Option Plan at any time and may amend the Directors' Option Plan at any time or from time to time; provided, however, that amendments to the Directors' Option Plan must be approved by the stockholders to the extent required by Rule 16b-3 as then in effect. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Directors' Option Plan without the consent of the optionee. The Directors' Option Plan will terminate by its terms on December 8, 1999.

TAX INFORMATION

    Options granted under the Directors' Option Plan are nonstatutory options. An optionee will not recognize any taxable income at the time the nonstatutory option is granted. Upon exercise of the option, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the fair market value of the shares over the exercise price. Because shares held by directors might be subject to restrictions on resale under
Section 16(b) of the Exchange Act, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service pursuant to
Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), within 30 days after date of exercise.

    Upon resale of the shares acquired pursuant to an option under the Directors' Option Plan, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss. The tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

    The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option under the Directors' Option Plan. The Company is not required to withhold any amount for federal tax purposes on any such income included by the optionee.

    THE FOREGOING SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE OPTIONS UNDER THE DIRECTORS' OPTION PLAN DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE CONSEQUENCES OF AN OPTIONEE'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OR ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

REQUIRED VOTE

    The amendment to the Directors' Option Plan requires the affirmative vote of the holders of the shares of the Company's Common Stock present or represented and entitled to vote on this proposal at the meeting. An abstention is not an affirmative vote, and therefore will have the same effect as a vote against the proposal. A broker non-vote will not be treated as entitled to vote on this subject matter at the meeting. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

                       MANAGEMENT RECOMMENDS A VOTE "FOR"
                  THE AMENDMENT OF THE DIRECTORS' OPTION PLAN

                                 PROPOSAL FOUR
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Deloitte & Touche LLP independent public accountants, to audit financial statements of the Company for the fiscal year ending September 28, 1996, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote or ratification, the Board of Directors will reconsider its selection. Deloitte & Touche LLP has audited the Company's financial statements since the fiscal year ended September 25, 1976. Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
            RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

    The following table shows, as to the Chief Executive officer and each of the other four most highly compensated executive officers whose salary plus bonus exceeded $100,000, information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the last three fiscal years (to the extent that such person was the Chief Executive Officer and/or executive officer, as the case may be, during any part of such fiscal year):

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                      ANNUAL COMPENSATION                ------------
                                          --------------------------------------------      AWARDS
                                                                        OTHER ANNUAL     ------------    ALL OTHER
      NAME AND PRINCIPAL POSITION         YEAR  SALARY ($)  BONUS ($)   COMPENSATION     OPTIONS (#)    COMPENSATION
- ----------------------------------------  ----  ---------   --------  ----------------   ------------   ------------
                                          1995  $ 243,456   $228,248       --               12,500       $20,576(1)
James L. Hobart                           1994  $ 233,918   $ 96,433       --               12,500       $19,516
 Chairman and Chief Executive Officer     1993  $ 224,994   $ 96,901       --               12,500       $17,885

                                          1995  $ 232,498   $217,975       --               11,000       $16,930(2)
Henry E. Gauthier                         1994  $ 223,431   $ 92,134       --               11,000       $15,654
 President and Chief Operating Officer    1993  $ 215,010   $ 91,310       --               11,000       $15,857

Robert J. Quillinan                       1995  $ 173,218   $159,461       --                6,000       $11,643(3)
 Vice President and Chief Financial       1994  $ 160,235   $ 61,474       --                6,000       $ 11,08
 Officer                                  1993  $ 161,177   $ 60,792       --                6,000       $10,679

                                          1995  $ 166,156   $140,898       --                6,000       $11,791(4)
Bernard J. Couillaud                      1994  $ 155,885   $ 64,932       --                6,000       $11,146
 Vice President and General Manager       1993  $ 133,662   $ 78,668       --                6,000       $ 9,536

                                          1995  $ 152,867   $158,259       --                6,000       $10,162(5)
Robert M. Gelber                          1994  $ 144,094   $ 71,009       --                6,000       $ 8,613
 Vice President and General Manager       1993  $ 140,005   $ 16,162       --                6,000       $ 8,235

- ------------------------
(1) Includes $14,517 contributed by the Company under defined contribution plans and $6,059 in life insurance benefits.

(2) Includes $13,597 contributed by the Company under defined contribution plans and $3,333 in insurance benefits.

(3) Includes $10,633 contributed by the Company under defined contribution plans and $1,010 in life insurance benefits.

(4) Includes $10,209 contributed by the Company under defined contribution plans and $1,582 in life insurance benefits.

(5) Includes $8,904 contributed by the Company under defined contribution plans and $1,259 in life insurance benefits.

STOCK OPTION GRANTS AND EXERCISES

    The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options granted during the fiscal year ended September 30, 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                                    -----------------------------------------------------    POTENTIAL REALIZABLE
                                                     % OF TOTAL                            VALUE AT ASSUMED ANNUAL
                                      NUMBER OF        OPTIONS                               RATES OF STOCK PRICE
                                      SECURITIES     GRANTED TO                            APPRECIATION FOR OPTION
                                      UNDERLYING    EMPLOYEES IN   EXERCISE                        TERM (3)
                                       OPTIONS         FISCAL        PRICE    EXPIRATION   ------------------------
NAME                                GRANTED (#)(1)    YEAR (2)      ($/SH)       DATE        5% ($)       10% ($)
- ----------------------------------  --------------  -------------  ---------  -----------  -----------  -----------
James L. Hobart...................        12,500          4.45%    $   27.50     4/12/01   $   116,908  $   265,224
Henry E. Gauthier.................        11,000          3.92%    $   27.50     4/12/01   $   102,879  $   233,397
Robert J. Quillinan...............         6,000          2.14%    $   27.50     4/12/01   $    56,116  $   127,308
Bernard J. Couillaud..............         6,000          2.14%    $   27.50     4/12/01   $    56,116  $   127,308
Robert M. Gelber..................         6,000          2.14%    $   27.50     4/12/01   $    56,116  $   127,308

- ------------------------
(1) The Company's 1987 Stock Option Plan and 1995 Stock Plan (collectively the "Option Plans") provide for the grant of options and stock purchase rights to officers, employees and consultants of the Company. Options granted under the Option Plans may be either "nonstatutory options" or "incentive stock options." The exercise price is determined by the Board of Directors or its Compensation Committee and in the case of incentive stock options may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% in the case of grants to 10% shareholders). The options expire not more than ten years from the date of grant, and may be exercised only while the optionee is employed by the Company or within such period of time after termination of employment as is determined by the Board or its Committee at the time of grant. The Board of Directors may determine when options granted may be exercisable.

(2) The Company granted options to purchase an aggregate of 239,175 shares to all employees other than executive officers and granted options to purchase an aggregate of 41,500 shares to all executive officers as a group (5 persons), during fiscal 1995.

(3) This column sets forth hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% rates of appreciation are specified by the rules of the Securities and
    Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The Company does not necessarily agree that this method properly values an option. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.

    The following table shows, as to the individuals named in the Summary Compensation Table above, information concerning stock options exercised during the fiscal year ended September 30, 1995 and the value of unexercised options at such date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                OPTIONS/SARS AT         IN-THE-MONEY OPTIONS AT
                                 SHARES                    SEPTEMBER 30, 1995 (#)(2)   SEPTEMBER 30, 1995 ($)(3)
                               ACQUIRED ON      VALUE      --------------------------  --------------------------
NAME                           EXERCISE (#) REALIZED ($)(1) EXERCISABLE UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- -----------------------------  -----------  -------------  -----------  -------------  -----------  -------------
James L. Hobart..............      12,500    $    56,250       25,000        37,500    $   675,000   $   690,625
Henry E. Gauthier............      20,638    $   343,417       12,362        33,000    $   342,207   $   607,750
Robert J. Quillinan..........           0    $         0       12,000        18,000    $   324,000   $   331,500
Bernard J. Couillaud.........       2,500    $    11,250       15,500        18,000    $   427,250   $   331,500
Robert M. Gelber.............      10,500    $   304,438        6,000        18,000    $   167,250   $   331,500

- ------------------------
(1) The value realized is calculated based on the closing price of the Company's Common Stock as reported by the Nasdaq National Market on the date of exercise minus the exercise price of the option, and does not necessarily indicate that the optionee sold such stock.

(2) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

(3) The market value of underlying securities is based on the difference between the closing price of the Company's Common Stock on September 30, 1995 of $36.50 (as reported by Nasdaq National Market) and the exercise price.

OTHER EMPLOYEE BENEFIT PLANS

EMPLOYEE RETIREMENT AND INVESTMENT PLAN AND SUPPLEMENTARY RETIREMENT PLAN

    Effective January 1, 1979, the Company adopted the Coherent Employee Retirement and Investment Plan. Employees become eligible to participate after completing one year of service. Under this plan, the Company will match employee contributions to the plan up to a maximum of 6% of the employee's individual earnings. An employee is not entitled to any part of the Company's contribution until the completion of his or her third year of employment. After the end of the third year of employment, 20% of the Company's contribution vests. Thereafter, an additional 20% of the Company's contribution vests at the end of each year of completed service until the end of the seventh year of employment when such contributions become 100% vested. Effective as of 1985, the plan was amended and restated to conform the plan to new regulations and to qualify under
Section 401(k) of the Internal Revenue Code of 1986, as amended to permit employees to make contributions to the plan from their pre-tax earnings. Effective January 1, 1990, the Company adopted the Supplementary Retirement Plan which provides that certain senior management may contribute income to a trust fund. The Company will match such contributions up to 6% of the participant's income. Such contributions are subject to the same vesting requirements as contributions made under the Employment Retirement and Investment Plan.

MANAGEMENT BONUS PLAN

    The Company's Management Bonus Plan provides for the payment of quarterly cash bonuses to members of management designated by the Board of Directors determined by a formula based on improvements of pre-tax profits, cash flow and asset management over preset threshold levels for each operating group or business unit. Those employees who participate in the Bonus Plan who are not assigned to an operating group or business unit receive an average of such amounts.

PRODUCTIVITY INCENTIVE PLAN

    Under the Company's Productivity Incentive Plan (the "Incentive Plan") 450,000 shares of Common Stock were initially reserved and as of the fiscal year ended September 30, 1995, 67,023 shares of Common Stock were available for issuance to employees of the Company and its designated subsidiaries who are customarily employed for at least twenty hours per week. The purpose of the Incentive Plan is to enhance an employee's proprietary interest in the Company and to create an incentive for the Company's success.

    The Incentive Plan provides for the quarterly distribution of cash or Common Stock, at the election of each participant, based upon the quarterly profitability of the Company. The amount of cash or number of shares of Common Stock distributed to each participant is determined by dividing a participant's "incentive compensation" by the fair market value of the Company's Common Stock at the end of each three-month period.

EMPLOYEE STOCK PURCHASE PLAN

    The Company's Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the stockholders in 1980. A total of 2,287,500 shares of Common Stock were initially reserved and as of the end of the fiscal year 632,647 shares of Common Stock remained available for issuance thereunder. The Purchase Plan permits employees who are employed for at least twenty hours per week and more than five months in a calendar year to purchase Common Stock of the Company, through payroll deductions, which may not exceed 10% of an employee's compensation, at the lower of 85% of the fair market value of the Common Stock at the beginning or at the end of each twelve-month period. The Purchase Plan provides for two offerings during each fiscal year, each having a duration of twelve months.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH ON PAGE 23 SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

INTRODUCTION

    The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company's achievement of certain financial goals, such as profitability and asset management and by providing rewards for exceeding those goals.

COMPENSATION PROGRAMS

    BASE SALARY. The Committee establishes base salaries for executive officers, normally within ten percent of the average paid for comparable positions at other similarly sized companies as set forth in national and local compensation surveys. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

    BONUS PLANS. Each executive officer participates in the Management Bonus Plan which provides for the payment of a quarterly bonus determined by a formula based on improvements of pre-tax profits and asset management over preset threshold levels for each operating group or business unit.

    STOCK OPTIONS. The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options as one of the more important components of the Company's long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. Options vest and become exercisable at such time as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

    OTHER. In addition to the foregoing, officers participate in compensation plans available to all employees, such as a quarterly profit sharing plan and participation in both the Company's 401(k) retirement plan and employee stock purchase plan. See "Executive Compensation -- Other Employee Benefit Plans."

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer, in addition to survey data, include the Company's operating and financial performance, as well as his leadership and establishment and implementation of strategic direction for the Company.

    The Compensation Committee considers stock options to be an important component of the Chief Executive Officer's compensation as a way to reward performance and motivate leadership for long term growth and profitability. In 1995, Mr. Hobart was granted an option to purchase 12,500 shares with an exercise price equal to the fair market value at date of grant ($27.50 per share). This option becomes exercisable at the end of three years. The Committee believes that the quantity of shares granted to Mr. Hobart is consistent with its philosophy of granting options to many management personnel rather than concentrating grants on a few senior executives.

COMPENSATION LIMITATIONS

    Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company is studying these regulations and currently intends to take the necessary actions to cause its stock option plans to qualify for the exclusions. The Company does not currently anticipate taking actions necessary to qualify the Company's executive annual cash bonus plans for the exclusions.

                                          COMPENSATION COMMITTEE

                                          Frank Carrubba
                                          Charles Cantoni
                                          Thomas Sloan Nelsen
                                          Jerry E. Robertson

Dated: January 25, 1996

                              CERTAIN TRANSACTIONS

    The following table sets forth information with respect to all executive officers of the Company who had indebtedness outstanding during the past fiscal year. This indebtedness arose as a result of the delivery of promissory notes in connection with the exercise of stock options.

                                                            LARGEST
                                                            AMOUNT       BALANCE AT
                       NEW LOANS    INTEREST   MATURITY   OUTSTANDING   SEPTEMBER 30,
NAME                  DURING 1995    RATE(S)    DATE(S)   DURING 1995       1995
- --------------------  -----------   ---------  ---------  -----------   -------------
James L. Hobart.....   $141,816       7.1%      10/10/99   $628,905       $546,276
Henry E. Gauthier...   $123,823       7.1%      10/12/99   $801,695       $429,290
Robert J.
 Quillinan..........   $ --         5.34-7.05% 02/28/99-   $394,061       $250,547
                                                08/29/99
Robert Gelber.......   $ --           7.05%     08/23/99   $179,940       $      0
Bernard J.
 Couillaud..........   $ --         5.34-5.35% 09/28/98-   $ 56,091       $      0
                                                02/28/99

    All promissory notes are full recourse and are secured by the shares of Common Stock of the Company issued upon exercise of the options. Interest is paid annually.

    See "Election of Directors -- Compensation Committee Interlocks and Insider Participation" for a description of Dr. Nelsen's consulting arrangement with the Company.

                        COMPANY STOCK PRICE PERFORMANCE

    The following graph shows a five-year comparison of cumulative total stockholder return, calculated on a dividend reinvestment basis and based on a $100 investment, from September 28, 1990 through September 30, 1995 comparing the return on the Company's Common Stock with the Standard & Poors 500 Stock Index and High Technology Composite Index. No dividends have been declared or paid on the Company's Common Stock during such period. The stock price performance shown on the graph following is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             COHERENT INC       S & P 500 COMP-LTD         HIGH TECHNOLOGY COMPOSITE
9/1/90                100.00                     100                                  100
9/1/91                150.00                  131.17                               122.71
9/1/92                 97.14                  145.66                                125.0
9/1/93                162.86                  164.60                               150.77
9/1/94                160.00                  170.67                               175.52
9/1/95                417.14                  221.43                               276.90

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: January 29, 1996

                                 COHERENT, INC.

                                 1995 STOCK PLAN


    1.   PURPOSES OF THE PLAN.  The purposes of this Stock Plan are:

         - to attract and retain the best available personnel for positions of substantial responsibility,

         -  to provide additional incentive to Employees and Consultants, and

         -  to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

         (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

         (c)    "BOARD" means the Board of Directors of the Company.

         (d)    "CODE" means the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

         (f)    "COMMON STOCK" means the Common Stock of the Company.

         (g)    "COMPANY" means Coherent, Inc., a California corporation.

         (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of

(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

         (j)    "DIRECTOR" means a member of the Board.


         (k)    "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

         (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s)    "OPTION" means a stock option granted pursuant to the Plan.

         (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (u) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

         (v) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

         (w) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option or Stock Purchase Right.

         (x) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (y)    "PLAN" means this 1995 Stock Plan.

         (z) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

         (aa) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

         (bb) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (cc) "SECTION 16(B)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

         (dd) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

         (ee) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

         (ff) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is one million two hundred and fifty thousand (1,250,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

    4.   ADMINISTRATION OF THE PLAN.

         (a)    PROCEDURE.

                (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS SUBJECT TO SECTION 16(B). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule

16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

                (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                (v)      to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                (xii)    to institute an Option Exchange Program;

                (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

    6.   LIMITATIONS.

         (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

         (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 250,000 Shares.

                (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

                (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                (iv) If an Option or Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections
(i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

    7. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

    9.   OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i) An incentive stock Option granted to an Employee who, at the time such Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (ii) An option granted to any Employee other than an Employee described in paragraph (i) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

         (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

         (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                (i)      cash;

                (ii)     check;

                (iii)    promissory note;

                (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                (vii)    any combination of the foregoing methods of payment; or

                (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10.  EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

                Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

         (c) DISABILITY OF OPTIONEE. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) RULE 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    11.  STOCK PURCHASE RIGHTS.

         (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

         (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

         (c) RULE 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

         (d) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

         (e) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.

No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

         (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock

Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

         (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    16.  CONDITIONS UPON ISSUANCE OF SHARES.

         (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17.  LIABILITY OF COMPANY.

         (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

    18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                 COHERENT, INC.

                                 1995 STOCK PLAN

                             STOCK OPTION AGREEMENT


    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

    You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

    Grant Number                        _________________________

    Date of Grant                       _________________________

    Vesting Commencement Date           _________________________

    Exercise Price per Share            $________________________

    Total Number of Shares Granted      _________________________

    Total Exercise Price                $________________________

    Type of Option:                     ___  Incentive Stock Option

                                        ___  Nonstatutory Stock Option

    Term/Expiration Date:               _________________________


  VESTING SCHEDULE:

    This Option may be exercised, in whole or in part, in accordance with the following schedule:

    [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter].

    TERMINATION PERIOD:

    This Option may be exercised for _____ [days/months] after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

    1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

         If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

    2.   EXERCISE OF OPTION.

         (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

         (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

    3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         (a)    cash;

         (b)    check;

         (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

         (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

    4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

    6. TAX CONSEQUENCES. Some of the federal and California tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a)    EXERCISING THE OPTION.

                (i) NONSTATUTORY STOCK OPTION. The Optionee may incur regular federal income tax and California income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                (ii) INCENTIVE STOCK OPTION. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or California income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

         (b)    DISPOSITION OF SHARES.

                (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

         (c) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

    7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

    By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                          COHERENT, INC.



____________________________________    By:____________________________________
Signature

____________________________________    Title:_________________________________
Print Name

____________________________________
Residence Address

____________________________________

                                    EXHIBIT A

                                 1995 STOCK PLAN

                                 EXERCISE NOTICE


Coherent, Inc.
5100 Patrick Henry Drive
P.O. Box 54980
Santa Clara, CA  95056-0980

Attention:  Secretary

    1. EXERCISE OF OPTION. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Coherent, Inc. (the "Company") under and pursuant to the 1995 Stock Plan (the "Plan") and the Stock Option Agreement dated ____________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $____________, as required by the Option Agreement.

    2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

    3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

    5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                       Accepted by:

PURCHASER:                          COHERENT, INC.


__________________________________  By: _________________________________
Signature

__________________________________  Its: ________________________________
Print Name



ADDRESS:                            ADDRESS:

___________________________         5100 Patrick Henry Drive
___________________________         P.O. Box 54980
                                    Santa Clara, CA  95056-0980

                                 COHERENT, INC.

                        1990 DIRECTORS' STOCK OPTION PLAN

                          (AS AMENDED MARCH 20, 1996)


     1. PURPOSES OF THE PLAN. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be "non-statutory stock options".

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a)  "BOARD"  shall mean the Board of Directors of the Company.

          (b)  "COMMON STOCK"  shall mean the Common Stock of the Company.

          (c)  "COMPANY"  shall mean Coherent, Inc., a California corporation.

          (d) "CONTINUOUS STATUS AS A DIRECTOR" shall mean the absence of any interruption or termination of service as a Director.

          (e)  "DIRECTOR" shall mean a member of the Board.

          (f) "EMPLOYEE" shall mean any person, including officers and Directors, employed by the Company or any Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (h)  "OPTION"  shall mean a stock option granted pursuant to the Plan.

          (i) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

          (j) "OPTIONEE" shall mean an Outside Director who receives an Option.

          (k)  "OUTSIDE DIRECTOR" shall mean a Director who is not an Employee.

          (l) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986.

          (m) "PLAN" shall mean this 1990 Directors' Stock Option Plan, as amended.

          (n) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (o) "SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 150,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4.   ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

          (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

          (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (the "First Option") upon the later to occur of (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes a Director, whether through election by the Shareholders of the Company or appointment by the Board of Directors to fill a vacancy; provided, however, that no Option shall be issued under the Plan or become exercisable until Shareholder approval of the Plan has been obtained in accordance with Section 17 hereof.

               (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 2,500 Shares (a "Subsequent Option") on the date of and immediately following each Annual Meeting of Shareholders of the Company at which such Outside Director is reelected, if on such date, he shall have served on the Board for at least three (3) months.

          Notwithstanding the foregoing, no director who was granted a First Option on the effective date of this Plan shall be granted a Subsequent Option on the date of and immediately following the 1990 Annual Meeting of Shareholders.

               (iv)   Notwithstanding the provisions of subsections (ii) and
          (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the Shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (v) The terms of an Option granted hereunder shall be as follows:


                      (A)    the term of the Option shall be six (6) years.

                      (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                      (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option.

                      (D) the First Option shall become exercisable cumulatively to the extent of twenty-five percent (25%) of the Shares subject to the Option on each of the first four anniversaries of the date of grant.

                      (E) each Subsequent Option shall become exercisable in full on the fifth anniversary of the date of grant.

          (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with
Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, no discretion concerning the administration of the Plan shall be afforded to a person who is not a disinterested person within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto ("Rule 16b-3").

          (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (e) SUSPENSION OR TERMINATION OF OPTION. If the Chief Executive Officer or his designee reasonably believes that an Optionee has committed an act of misconduct, the Chief Executive Officer may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

     5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the Shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be six (6) years from the date of grant thereof.

     8.   EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option except for an Option granted to an Employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the

Company or any Parent or Subsidiary, in which case the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

          (b) FAIR MARKET VALUE. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing bid price of the Common Stock in the over-the-counter market on the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in the Wall Street Journal.

          (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

     9.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable until Shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he may, but only within two hundred and ten (210) days after the date he ceases to be a

Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its six (6) year term has expired. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 9(b) above, in the event a Director is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within one (1) year from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its six (6) year term has expired. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)  DEATH OF OPTIONEE.  In the event of the death of an Optionee:

               (i) during the term of the Option who is, at the time of his death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status a Director for six (6) months after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its six (6) year term has expired.

               (ii) within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its six (6) year term has expired.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the Shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of a proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) MERGER OR ASSET SALE. In the event of a proposed merger of the Company with or into another corporation where following such merger the stockholders of the Company prior to such merger own less than 50% of the voting securities of the surviving corporation (a "change of control"), or the sale of all or substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares for which the Option would not otherwise be exercisable. The Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period, the Option shall terminate. In the event of a merger with or into another corporation where there is no change of control of the Company, each outstanding Option may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof.

               For the purposes of this Section 11(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, amendments to the Plan shall be approved by the Shareholders of the Company in the manner described in Section 17 of the Plan to the extent required by Rule 16b-3 as then in effect. Any such amendments shall comply with the requirements of Rule 16b-3 as then in effect.

          (b) SHAREHOLDER APPROVAL. Shareholder approval of any amendment requiring Shareholder approval under Section 13(a) of the Plan shall be solicited as described in Section 17 of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17.  SHAREHOLDER APPROVAL.

          (a) Continuance of the Plan shall be subject to approval by the Shareholders of the Company at the first annual meeting of Shareholders held subsequent to the granting of an Option hereunder. If such Shareholder approval is obtained at a duly held Shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company entitled to vote thereon. If such Shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

          (b) Any required approval of the Shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     18. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to Shareholders, proxy statements and other information provided to all Shareholders of the Company.

                                 COHERENT, INC.

                 DIRECTOR'S NONSTATUTORY STOCK OPTION AGREEMENT


     Coherent, Inc., a California corporation (the "Company"), has granted to
________________ (the "Optionee"), (/X/ one) a [   ] First Option or a [   ]
Subsequent Option to purchase a total of 2,500 shares of the Company's Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1990 Directors' Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1. NATURE OF THE OPTION. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

     2. EXERCISE PRICE. The exercise price is $______ for each share of Common Stock, which is 100% of the fair market value of the Common Stock on the date of grant of this Option.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

            (i)   RIGHT TO EXERCISE.

                  (a) FIRST OPTION. If this Option is a First Option, it shall become exercisable cumulatively to the extent of twenty-five percent (25%) of the Shares subject to the Option on each of the first four anniversaries of the date of grant.

                  (b) SUBSEQUENT OPTION. If this Option is a Subsequent Option, it shall become exercisable in full on the fifth anniversary of the date of grant.

                  (c) This Option may not be exercised for a fraction of a share.

                  (d) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Sections 6, 7 and 8 of this Agreement.

            (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

     4. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

             (i)  cash;

            (ii)  check; or

           (iii) surrender of other Shares of Common Stock of the Company having a fair market value equal to the exercise price of the Shares with respect to which the Option is being exercised.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. TERMINATION OF STATUS AS A DIRECTOR. If Optionee ceases to serve as a Director, he may, but only within two hundred and ten (210) days after the date he ceases to be a Director of the Company, exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

     7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, if Optionee is unable to continue his service as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within one (l) year from the date of termination, exercise this Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

     8.     DEATH OF OPTIONEE.  In the event of the death of Optionee:

            (i) during the term of this Option and while a Director of the Company and having been in Continuous Status as a Director since the date of grant of this Option, the Option may be exercised, at any time within one (l) year following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as a Director for six (6) months after the date of death; or

            (ii) within three (3) months after the termination of Optionee's Continuous Status as a Director, this Option may be exercised, at any time within one (l) year following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10. TERM OF OPTION. This Option may not be exercised more than six (6) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     ll.    TAXATION UPON EXERCISE OF OPTION.  Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. The Company may require the Optionee to make a cash payment to cover any applicable withholding tax liability as a condition of exercise of this Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option will be treated as capital gain or loss.


DATE OF GRANT:_____________________

                                   COHERENT, INC.,
                                   a California corporation

                                   By:__________________________________________


     Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated:_____________________________



                                   _____________________________________________
                                   Optionee

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 COHERENT, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 20, 1996

     The undersigned stockholder of Coherent, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated January 29, 1996, and hereby appoints Henry E. Gauthier and Robert J. Quillinan, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the Undersigned, to represent the Undersigned at the Annual Meeting of Stockholders of Coherent, Inc. to be held March 20, 1996, at 5:30 p.m., local time, at the Company's principal offices located at 5100 Patrick Henry Drive, Santa Clara, California 95054, and at any adjournment(s) thereof and to vote all shares of Common Stock which the Undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.   ELECTION OF DIRECTORS:

     /  /   FOR all nominees listed below         /  /   WITHHOLD authority
            (except as indicated).                       to vote for all
                                                         nominees listed below.

     IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

     James L. Hobart          Charles W. Cantoni       Thomas Sloan Nelson
     Henry E. Gauthier        Frank P. Carrubba        Jerry Robertson

2.   PROPOSAL TO RATIFY THE ADOPTION OF THE COMPANY'S 1995 STOCK PLAN:

     /  /  FOR                /  /  AGAINST            /  /  ABSTAIN

3. PROPOSAL TO APPROVE THE AMENDMENT OF THE COMPANY'S 1990 DIRECTORS' STOCK OPTION PLAN:

     /  /  FOR                /  /  AGAINST            /  /  ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 28, 1996:

     /  /  FOR                /  /  AGAINST            /  /  ABSTAIN

and in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.